ROBERTSON STEPHENS MUTUAL FUNDS
The Global Natural Resources Fund
Second-Quarter Report
June 30, 1997


GLOBAL NATURAL RESOURCES

The Global Natural Resources Fund SECOND QUARTER REPORT


FUND PHILOSOPHY


The Global Natural Resources Fund seeks to achieve long-term capital appreciation by investing in companies principally engaged in the discovery, development, production, or distribution of natural resources, the development of technologies for the production or efficient use of natural resources, or the furnishing of related supplies or services.



CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance - Class A Shares  8
Portfolio Summary  9
Schedule of Investments  10
Statement of Assets and Liabilities  14
Statement of Operations  15
Statement of Changes in Net Assets  16
Financial Highlights - Class A Shares  17
Notes to Financial Statements  18
Administration  24

FUND HIGHLIGHTS


GOLD MARKET
Difficult market conditions in the mining sector of late have negatively impacted the Fund's performance.

MINING
Recently we visited ten exploration and mine development sites in western Africa, where some of our portfolio companies are building new mines and pursuing world-class discoveries.

ENERGY AND ENERGY SERVICES
Energy and energy services continue to be our long-term focus. We remain heavily invested in Canadian energy companies.

ALUMINUM
A number of our aluminum investments are cutting costs, restructuring, and selling assets.

ACQUISITION
During the quarter, BankAmerica agreed to acquire Robertson Stephens. The deal is subject to regulatory and other approvals, and it is expected to be completed as early as September 30, 1997.

[PHOTO]


FUND MANAGER

ANDREW P. PILARA, JR.
Portfolio Manager
Global Natural Resources Fund


DEAR SHAREHOLDER:


The Global Natural Resources Fund was up 2.85% for the second quarter and down 3.99% for the six months ending June 30, 1997.

While energy and energy services remain our largest investment position in the Fund at 41.80%, it was the gold mining sector at 13.50% that had the negative impact on our performance during the first half of 1997. Subsequent to the quarter's end, we have reduced our gold mining investments to less than 10% of the Fund.

I will let Borden Putnam, our chief geologist, describe the mining events affecting our Fund and report on our largest precious metal investments.


GOLD MARKET COMMENTARY
Difficult market conditions in the mining sector of late have negatively impacted the Fund's performance. The valuations of gold mining and exploration companies have suffered due to an abrupt decline in the gold price to 12-year lows, near $320 per ounce. This sell-off in gold comes after the Australian central bank


"THE FUND REMAINS INVESTED IN THOSE MINING COMPANIES THAT CAN ECONOMICALLY MINE
AND SELL GOLD...."

announced that over the past six months it had reduced its gold reserves by more than five million ounces. While that selling PER SE was already complete, the announcement put new downward pressure on the gold price as it raised the question of central banks holding gold to support their currencies.

As you are aware, the recent gold price decline follows the sell-off in mining stocks during the first quarter of 1997 after the disclosure of the BRE-X MINERALS fraud. As we have stated previously, our Fund never owned any BRE-X or related companies. However, the entire sector suffered such a wide loss that the mining holdings in the Fund were negatively impacted.

The Fund remains invested in those mining companies that can economically mine and sell gold at prices ranging as low as $250 to $275 per ounce. In the exploration sector, we remain focused on companies exploring quality properties that have a chance of discovering major, low-cost reserves. Recently we visited ten exploration and mine development sites in western Africa, where some of our portfolio companies are building new mines and pursuing world-class discoveries.

MINING INVESTMENTS
It looks like ETRUSCAN (2.21% of the portfolio at quarter-end) has made an exciting discovery on the Samira Project in Niger (Africa). Here, with joint venture partner PLACER DOME, ETRUSCAN continues an intensive drilling campaign delineating an open-pittable gold resource now approaching two million ounces. We see upside potential to five million ounces. Placer is expending $4 million for the right to earn 50% of the project, which will require the payment of an additional $50 million. The joint venture involves only 81

MINING INVESTMENTS

square kilometers of the total 1,240 square kilometers under license to ETRUSCAN. The geological targets drilled by PLACER DOME trend toward lands controlled solely by ETRUSCAN. Elsewhere on the license, at the Boulon Djounga prospect, ETRUSCAN is drill-delineating a new discovery that could add significantly to the open-pit resources on the license. These areas are not subject to the PLACER DOME joint venture. The potential for a world-class discovery of high-grade, open-pittable gold at Samira and its neighboring prospects is among the best in the gold industry today.

Elsewhere in Africa, another of our investments, SUTTON RESOURCES (1.60%), continues its in-depth feasibility study at the Bulyanhulu deposit in Tanzania, where a gold resource in excess of five million ounces


[PHOTO]


INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Investment Trust
randy_hecht@rsco.com


INVESTMENT TEAM

RESEARCH
Borden Putnam III

SENIOR TRADER
Catherine O'Neill

TRADING
Christopher Beagle
is being delineated. Here, underground development continues to advance toward the ore zone, where trial mining will soon begin. Cash costs are estimated to be approximately $145 per ounce. Drilling from surface platforms continues to probe the depth-extent of the deposit, and some of the most recent intersections have yielded the highest grades over mineable width.

In Mexico, FARALLON (2.07%) continues to drill its important discovery of precious metal-rich massive sulfides at the Campo Morado project. Of the 12 known occurrences on the property, to date four separate lenses of massive sulfides have been drill-tested and have been found to contain high ore-grade concentrations of gold, silver, zinc, and copper. The exploration program has a discovery rate that surpasses all peer companies. We continue to be excited about the progress here.


ENERGY AND ENERGY SERVICES
Energy and energy services continue to be our long-term focus. We remain heavily invested in Canadian


"THE POTENTIAL FOR A WORLD-CLASS DISCOVERY OF HIGH-GRADE, OPEN-PITTABLE GOLD AT SAMIRA AND ITS NEIGHBORING PROSPECTS IS AMONG THE BEST IN THE GOLD INDUSTRY TODAY."

"OUR CANADIAN OIL SERVICE INVESTMENTS ARE EXPERIENCING A VERY STRONG OPERATING ENVIRONMENT."


energy companies. In Canada we find energy investments that:

-    Are cheaper than in the United States

-    Have better reserve growth potential

-    Possess very good science

- Have better recycle rates (cash flow per BOE to finding and development costs per BOE)

We favor the Canadian energy industry because:

- The Western Canadian Sedimentary Basin is one-sixth as drilled as the United States' basins

-    Pipeline expansions will take additional gas to the United States

-    High decline rates are forcing companies to increase their drilling

- 12,000 wells were drilled in 1996, we expect about 14,300 to be drilled in 1997, and we could see more than 15,000 drilled in 1998

- British Columbia and the Northwest Territories are beginning to exhibit some interesting exploration potential


Our Canadian oil service investments are experiencing a very strong operating environment. The areas of particular strength are compression (ENERFLEX, 3.17%), wireline and measurement while drilling (COMPUTALOG, 1.83%), and horizontal drilling services (RYAN ENERGY, purchased after the end of the quarter).

ALUMINUM
The price of aluminum is strengthening, reflecting the shrinking inventories reported by the London Metal Exchange. At June 30, 1997, the aluminum sector was 6.20% of the Fund. To the year 2000, we expect annual consumption growth to average greater than 3% and annual supply growth to average less than 3%. Although we currently see a little slowing in the emerging Asian country economies, we still expect a long-term demand boom led by the Pacific Rim countries. We are dependent on the Former Soviet Union (FSU) for approximately 2.3-2.5 million tons of aluminum a year (in an 18.5 million ton market). The magnitude of our dependence on the FSU for aluminum is not as large as for our oil to OPEC, but we could possibly see spot aluminum shortages in the next twelve months.

A number of our aluminum investments are cutting costs, restructuring, and selling assets. With the price of aluminum increasing, we could see the double-barrel effect of rising revenues per ton and lower costs per ton. KAISER ALUMINUM (1.71%) is the most leveraged aluminum company to a rising ingot price.

Although we have experienced a difficult six months, we believe the long-term fundamentals of our natural resource companies are probably better today than at the beginning of the year. As we believe stock prices follow business fundamentals over the long term, we therefore remain very positive on the natural resource sector.

Thank you for your support and trust. It is our hope that we can build a profitable, long-term relationship.


Sincerely,

/s/ Andrew P. Pilara, Jr.

ANDREW P. PILARA, JR.
Portfolio Manager
August 5, 1997


/s/ Borden R. Putnam, III

BORDEN R. PUTNAM, III
Chief Geologist
August 5, 1997


TO HEAR OUR ONGOING THOUGHTS ON THE FUND, CALL OUR PORTFOLIO MANAGER HOTLINE AT 1-800-766-3863.

FUND PERFORMANCE - CLASS A SHARES

Results of a hypothetical $10,000 investment in The Robertson Stephens Global Natural Resources Fund and the S&P 500 Index(1)
IF INVESTED ON NOVEMBER 15, 1995(2)

[GRAPH]


CUMULATIVE TOTAL RETURNS

                                              GLOBAL NATURAL        S&P 500
FOR THE PERIOD ENDED 6/30/97                  RESOURCES FUND          INDEX(1)
---------------------------------------------------------------------------
Since inception (11/15/95)(2)                          37.20%         54.15%
---------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

                                              GLOBAL NATURAL        S&P 500
FOR THE PERIODS ENDED 6/30/97                 RESOURCES FUND          INDEX(1)
---------------------------------------------------------------------------
One year                                               11.27%         34.72%
Since inception (11/15/95)(2)                          21.49%         30.52%
---------------------------------------------------------------------------

(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index. You cannot invest in an index itself.

(2)  Date that the Fund's Class A shares were first offered to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security.

PORTFOLIO SUMMARY
AS OF JUNE 30, 1997


[GRAPH]

Cash/Cash Equivalents 20.8%
Convertible Bond 0.5%
Steel 0.8%
Warrants 0.8%
Financial Services 1.4%
Real Estate 1.9%
Other Base Metals 4.7%
Specialty Chemicals 5.6%
Aluminum 6.2%
Other/Other Assets, Net 2.0%
Energy 31.4%
Gold Mining 13.5%
Energy Services 10.4%


TOP TEN HOLDINGS

1.
VASTAR RESOURCES, INC. (3.69%)
Explores for, develops, produces, and markets natural gas and crude oil.

2.
SANTA FE ENERGY RESOURCES, INC. (3.55%)
Explores for and produces oil and gas.

3.
W.R. GRACE & COMPANY (3.26%)
Manufactures specialty chemicals, packaging and construction materials, and container products.

4.
ENERFLEX SYSTEMS, LTD. (3.17%)
Manufactures, services, and leases compressor packages used in gas production and processing.

5.
TITAN EXPLORATION, INC. (2.93%)
Explores, develops, and acquires oil and gas properties.

6.
EURO-NEVADA MINING CORPORATION (2.55%)
Explores for and mines gold.

7.
FRANCO-NEVADA MINING CORPORATION (2.44%)
Explores for and mines gold. Also holds a significant interest in an oil and gas portfolio in North America.

8.
ETRUSCAN ENTERPRISES, LTD. (2.21%)
Acquires, explores, and develops mineral properties in North America and West Africa.

9.
UNION PACIFIC RESOURCES GROUP, INC. (2.21%)
Explores for and produces oil and natural gas. Sells gas directly to customers through its marketing subsidiary, Union Pacific Fuels.

10.
MAXXAM, INC. (2.11%)
A large resource holding company with majority ownership and control of Kaiser Aluminum, Pacific Lumber, and numerous real estate assets.

SCHEDULE OF INVESTMENTS


JUNE 30, 1997 (UNAUDITED)                                          FOREIGN CURRENCY(5)             SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
ALUMINUM - 6.2%
Alumax, Inc.                                                                                       40,000        $  1,517,500
Kaiser Aluminum Corporation                                                                       212,800           2,606,800
MAXXAM, Inc.                                                                                       68,600           3,211,337
Reynolds Metals Company(1)                                                                         30,000           2,137,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    9,473,137
-----------------------------------------------------------------------------------------------------------------------------
ENERGY - 31.4%
Anderson Exploration, Ltd.                                                        CAD             152,000           1,961,077
Barrington Petroleum, Ltd.                                                        CAD             579,400           2,309,789
Basin Exploration, Inc.                                                                            55,000             426,250
Beau Canada Exploration, Ltd.                                                     CAD             509,600           1,145,044
Burner Exploration, Ltd.                                                          CAD             473,038             600,043
Calahoo Petroleum, Ltd.                                                           CAD           3,145,800           2,166,135
Canadian Conquest Exploration, Inc.                                               CAD             721,600             711,322
Encal Energy, Ltd.                                                                CAD             660,200           2,273,004
Eurogas Corporation                                                               CAD             637,514             868,718
Grad & Walker Energy Corporation                                                  CAD              48,500             391,965
Hanover Compressor Co.                                                                              5,000             108,125
Noble Affiliates, Inc.(1)                                                                          50,000           1,934,375
Oiltec Resources, Ltd.                                                            CAD             865,000           1,285,290
Olympia Energy, Inc., Class A                                                     CAD             118,000              47,041
Pan East Petroleum Corporation                                                    CAD             545,000           1,422,100
Paragon Petroleum, Ltd.                                                           CAD             294,300             853,260
Petro-Canada Installment Receipts(1)                                              CAD             177,800           2,886,761
Petroleum Securities Australia, Ltd.                                              AUD             179,452             813,178
Petroleum Securities Australia, Ltd., ADR(2)                                                       69,000           1,569,750
Place Resources Corporation, Class A                                              CAD             606,200             922,712
Santa Fe Energy Resources, Inc.                                                                   367,400           5,396,187
Tarragon Oil & Gas, Ltd.                                                          CAD             100,000           1,174,211
Titan Exploration, Inc.                                                                           367,500           4,455,937
Ulster Petroleums, Ltd.                                                           CAD             338,900           3,070,525
Union Pacific Resources Group, Inc.(1)                                                            135,000           3,358,125
Vastar Resources, Inc.(1)                                                                         160,000           5,610,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   47,760,924
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


JUNE 30, 1997 (UNAUDITED)                                          FOREIGN CURRENCY(5)             SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

ENERGY SERVICES - 10.4%
3DX Technologies, Inc.                                                                            201,000        $  1,959,750
Bowridge Resources Group, Inc.                                                    CAD             297,000             167,912
Computalog, Ltd.                                                                  CAD             197,000           2,784,402
Dailey Petroleum Services Corporation                                                             147,500             995,625
Enerflex Systems, Ltd.(1)                                                         CAD             241,400           4,811,728
NGC Corporation(1)                                                                                155,000           2,392,812
Santa Fe International Corporation                                                                 26,800             911,200
USX Delhi Group(1)                                                                                130,900           1,718,062
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   15,741,491
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 1.4%
Dundee Bancorp, Inc., Class A                                                     CAD              90,000           2,087,486
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,087,486
-----------------------------------------------------------------------------------------------------------------------------
GOLD MINING - 13.5%
Altoro Gold Corporation                                                           CAD             116,667             120,925
Altoro Gold Corporation, Restricted(4),(7)                                        CAD              25,000              19,434
Cambiex Exploration, Inc.                                                         CAD           1,033,500             382,043
Consolidated Mining Corporation, Ltd.                                             ZAR           9,917,700           1,180,811
Corona Goldfields, Inc., Restricted(4),(7)                                        CAD             412,500             298,989
Eagle Mining Corporation NL                                                       AUD             195,000             369,519
Emperor Mines, Ltd.                                                               AUD              78,500             108,773
Etruscan Enterprises, Ltd.                                                        CAD             643,700           2,752,749
Euro-Nevada Mining Corporation, Ltd.(1)                                           CAD             126,000           3,881,419
Franco-Nevada Mining Corporation, Ltd.(1)                                         CAD              74,040           3,716,356
General Gold Resources NL                                                         AUD           1,268,199             170,979
Golden Star Resources, Ltd.                                                       CAD              95,000             784,982
Goldstream Mining NL                                                              AUD           1,000,000             344,540
Grenfell Resources NL                                                             AUD           1,492,000             268,202
Guyanor Resources, S.A., Class B                                                  CAD             175,600             496,387
Leo Shield Exploration NL                                                         AUD           1,679,671             515,810
Minera Andes, Inc.                                                                CAD             412,160             740,881
Randgold Resources, Ltd., GDR(3)                                                                   60,600             999,900
Randgold and Exploration Company, Ltd.                                            ZAR             304,000           1,340,536
Resolute Samantha Limited Mines(1)                                                AUD             569,000           1,005,787
Solomon Resources, Ltd.                                                           CAD              75,000              35,335
St. Jude Resources, Ltd.                                                          CAD             208,500             528,938
St. Jude Resources, Ltd., Restricted(4),(7)                                       CAD              75,000             180,752
Tan Range Exploration Corporation                                                 CAD             490,000             362,266
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   20,606,313
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


JUNE 30, 1997 (UNAUDITED)                                          FOREIGN CURRENCY(5)             SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL MINERALS - 0.6%
China Industrial Minerals Company, Restricted(4),(7)                                              640,000        $    960,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      960,000
-----------------------------------------------------------------------------------------------------------------------------
OTHER BASE METALS - 4.7%
Amarc Resources, Ltd.                                                             CAD             199,700             231,595
Amarc Resources, Ltd., Restricted(4),(7)                                          CAD              65,000              67,843
Anooraq Resources Corporation                                                     CAD             185,000             201,138
Farallon Resources, Ltd.                                                          CAD             476,800           3,058,515
Inco, Ltd. - Class VBN Shares(1)                                                  CAD              40,000             819,048
LionOre Mining International, Ltd.                                                CAD              84,700             270,127
Sutton Resources, Ltd.                                                            CAD             286,200           2,302,759
Valerie Gold Resources, Ltd.                                                      CAD             134,200             138,125
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    7,089,150
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - 1.9%
Catellus Development Corporation                                                                  117,600           2,131,500
Western Water Company                                                                              60,700             804,275
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,935,775
-----------------------------------------------------------------------------------------------------------------------------
SPECIALTY CHEMICALS - 5.6%
Cabot Corporation(1)                                                                               70,000           1,986,250
NL Industries, Inc.(1)                                                                            103,300           1,497,850
W.R. Grace & Company(1)                                                                            90,000           4,961,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    8,445,350
-----------------------------------------------------------------------------------------------------------------------------
STEEL - 0.8%
Steel Dynamics, Inc.                                                                               50,000           1,250,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,250,000
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK - 76.5 % (Cost: $109,172,105)                                                                  116,349,626
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      PAR               VALUE
-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS
-----------------------------------------------------------------------------------------------------------------------------
Randgold and Exploration Company, Ltd.,7.00%, Due 10/3/01(1)                                 $    750,000             738,750
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS - 0.5% (Cost: $750,000)                                                                       738,750

-----------------------------------------------------------------------------------------------------------------------------
WARRANTS
-----------------------------------------------------------------------------------------------------------------------------
Amarc Resources, Ltd., Warrants, Strike CAD 2.05, Expire 8/9/97(4),(6),(7)        CAD              65,000               5,644
Anooraq Resources Corporation Ltd., Warrants, Strike CAD 2.07,
  Expire 9/12/97(4),(6)                                                           CAD              65,000              12,190
Brazilian Resources, Inc., 1/2 Warrants, Strike CAD 0.50, Expire 3/4/99(4),(6)    CAD              61,218               4,665
Etruscan Enterprises, Ltd., Warrants, Strike CAD 7.50, Expire 4/21/98(4),(6)      CAD             600,000             606,906
Farallon Resources, Ltd., Warrants, Strike CAD 6.25, Expire 8/30/97(4),(6)        CAD              45,000              90,839
Minera Andes, Inc., 1/2 Warrants, Strike CAD 2.50, Expire 12/12/97(4),(6)         CAD             317,460              70,334
NDU Resources Ltd., Warrants, Strike CAD 2.31, Expire 5/17/98(4),(6)              CAD              75,000               1,766



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


JUNE 30, 1997 (UNAUDITED)                                          FOREIGN CURRENCY(5)             SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

WARRANTS - CONTINUED
Oiltec Resources Ltd., Warrants, Strike CAD 1.75, Expire 11/18/97(4),(6)          CAD             865,000        $    259,369
Solomon Resources, 1/2 Warrants, Strike CAD 1.05, Expire 1/3/98(4),(6)            CAD              75,000               3,633
St. Jude Resources 1/2 Warrants, Strike CAD 5.50, Expire 9/29/98(4),(6),(7)       CAD              75,000              29,121
Sutton Resource, Ltd., Warrants, Strike CAD16.00, Expire 9/30/98(4),(6)           CAD              26,100             132,424
Valerie Gold Resources, Ltd., Warrants, Strike CAD 20.00, Expire 12/27/97(4),(6)  CAD               3,500                   0
-----------------------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS - 0.8% (Cost: $2,120,989)                                                                            1,216,891

                                                                                                  OPTIONS               VALUE
-----------------------------------------------------------------------------------------------------------------------------
OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
Menzies Gold NL, Strike AUD 1.00, Expires 4/30/98(4),(6)                                           57,437                 671
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OPTIONS - 0.0% (Cost: $14,178)                                                                                      671

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 77.8% (Cost: $112,057,272)                                                                    118,305,938
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                      916
U.S. Treasury Bill, Due 7/3/97, $5,000,000 par value                                                                4,998,733
Repurchase Agreement
     State Street Bank and Trust Company, 5.50%, dated 6/30/97, due 7/1/97, maturity value $26,651,071 (collateralized by $27,005,000 par value
     U.S. Treasury Notes, 6.375%, due 4/30/99)                                                                     26,647,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 20.8%                                                                            31,646,649

-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS, NET - 1.4%                                                                                            2,075,017
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                        $152,027,604
-----------------------------------------------------------------------------------------------------------------------------


(1)  Income-producing security.

(2)  ADR - American Depository Receipt.

(3)  GDR - Global Depository Receipt

(4)  Fair-value security. See 1.a. in Notes to Financial Statements.

(5) Foreign-denominated security; AUD - Australian Dollar, CAD - Canadian Dollar, ZAR - South African Rand.

(6)  See 4.d. in Notes to Financial Statements.

(7)  Restricted Security. See 4.c. in Notes to Financial Statements.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES


JUNE 30, 1997 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------

ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $112,057,272)                                                                       $118,305,938
Cash and cash equivalents                                                                                          31,646,649
Receivable for investments sold                                                                                     2,163,350
Receivable for fund shares subscribed                                                                               2,663,914
Dividends/interest receivable                                                                                          56,266
Organization cost                                                                                                      25,575
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                      154,861,692

-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                                                   1,881,698
Payable for fund shares redeemed                                                                                      642,699
Payable to adviser                                                                                                    161,985
Accrued expenses                                                                                                      115,309
Payable to distributor                                                                                                 32,397
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                   2,834,088

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                 $152,027,604

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                   147,809,275
Net investment loss                                                                                                  (223,445)
Accumulated net realized loss from investments                                                                     (1,806,778)
Net unrealized appreciation on investments                                                                          6,248,552

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                 $152,027,604
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
     Net Asset Value, offering, and redemption price per share - Class A shares                                  $      13.72
     (Net assets of $152,027,604 applicable to 11,077,224 shares of beneficial interest outstanding with no par value)
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS


FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                         $    923,014
Dividends (net of foreign tax withheld of $15,170)                                                                    278,450
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                             1,201,464

-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                              798,502
Administrative services fees                                                                                          199,625
Distribution fees - Class A shares                                                                                    199,625
Transfer agent fees                                                                                                    67,840
Custodian fees                                                                                                         57,805
Shareholder reports                                                                                                    35,295
Registration and filing fees                                                                                           25,725
Professional fees                                                                                                      24,797
Trustees' fees and expenses                                                                                            11,041
Organization expense                                                                                                    3,231
Insurance                                                                                                               1,423
TOTAL EXPENSES, NET                                                                                                 1,424,909

-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                  (223,445)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN /(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
Net realized loss from investments                                                                                 (1,925,070)
Net change in unrealized depreciation on investments                                                               (5,915,641)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED LOSS AND UNREALIZED DEPRECIATION ON INVESTMENTS                                                 (7,840,711)

-----------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $ (8,064,156)
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                              FOR THE SIX             FOR THE
                                                                                             MONTHS ENDED          YEAR ENDED
                                                                                 JUNE 30, 1997 (UNAUDITED)  DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                          $   (223,445)       $   (219,283)
Net realized (loss)/gain on investments                                                        (1,925,070)            337,575
Net change in unrealized (depreciation)/appreciation on investments                            (5,915,641)         12,158,103
-----------------------------------------------------------------------------------------------------------------------------
NET (DECREASE)/INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                (8,064,156)         12,276,395

-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                                   -                (823)
Realized gain on investments                                                                            -                   -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                     -                (823)

-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net increase in net assets resulting from capital share transactions                           39,570,795         107,453,649
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                                               39,570,795         107,453,649

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                                   31,506,639         119,729,221
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                                           120,520,965             791,744
End of period                                                                                $152,027,604        $120,520,965
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS - CLASS A SHARES


                                                                          FOR THE SIX             FOR THE             FOR THE
FOR A SHARE OUTSTANDING                                                  MONTHS ENDED          YEAR ENDED        PERIOD ENDED
THROUGHOUT EACH PERIOD:                                            6/30/97 (UNAUDITED)(3)        12/31/96            12/31/95(1),(3)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                     $      14.29        $      10.12        $      10.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Net investment (loss)/income                                                    (0.02)              (0.06)               0.02
Net realized (loss)/gain and unrealized
     (depreciation)/appreciation on investments                                 (0.55)               4.24                0.10
-----------------------------------------------------------------------------------------------------------------------------
Net (Decrease)/Increase in Net Assets Resulting From Operations                 (0.57)               4.18                0.12

-----------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                            -               (0.01)                  -
Distributions from realized gain on investments                                     -                   -                   -

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $      13.72        $      14.29        $      10.12
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                    (3.99)%             41.21%               1.20%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)                                         $    152,028        $    120,521        $        792
Ratio of Expenses to Average Net Assets                                          1.78%               1.94%(2)            2.60%(2)
Ratio of Net Investment (Loss)/Income to Average Net Assets                     (0.28)%             (0.45)%(2)           1.84%(2)
Portfolio Turnover Rate                                                            72%                 82%                  0%
Average Commission Rate Paid(3)                                          $     0.0143        $     0.0148                   -



(1)  Class A shares were first issued on November 15, 1995.

(2) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser, for the year ended December 31, 1996, and for the period from November 15, 1995 (Commencement of Operations), through December 31, 1995, total return would have been 41.01% and 0.50%, respectively, the ratio of expenses to average net assets would have been 2.16% and 14.25%, respectively, and the ratio of net investment loss to average net assets would have been (0.67)% and (9.81)%, respectively.

(3) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

Ratios, except for total return and portfolio turnover rate, have been annualized.

Per-share data with respect to Class A shares for each period has been determined by using the average number of Class A shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the year.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS


The Robertson Stephens Global Natural Resources Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on July 12, 1995. The Trust offers twelve series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, The Robertson Stephens MicroCap Growth Fund and The Robertson Stephens Global Value Fund. The assets for each series are segregated and accounted for separately.

The Trustees have authorized the issuance of two classes of shares of beneficial interest of the Fund, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Fund. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class may bear expenses unique to that class (including, but not limited to, distribution expenses applicable to such class). Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated.

In addition, the Board of Trustees declares separate distributions of each class of shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares were first offered by the Fund on April 1, 1997. Class C shares are subject to a 1% contingent deferred sales charge if those shares are redeemed within one year of purchase. As of June 30, 1997, Class C had no shareholders.

NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund's net asset value is next determined. At June 30, 1997, 97.7% of the Fund's long positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At June 30, 1997, approximately 2.3% of the Fund's positions were valued using these guidelines and procedures.

As its normal course of business, the Fund has invested a significant portion of its assets in companies within a number of industries in the natural resources sector. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:

The Fund intends to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax will be made.

d. SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

f. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

g. DISTRIBUTION TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date.

h. CLASS ALLOCATIONS:

Income, common expenses, and realized gains and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses, distribution/shareholder service fees, and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate daily net assets of each class and the specific expense rate applicable to each class.

i. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the portfolio.

NOTE 2    CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. As of June 30, 1997, Class C had no shareholders. Transactions for Class A capital shares for the six months ended June 30, 1997, and for the year ended
December 31, 1996, were as follows:

CLASS A

1/1/97 - 6/30/97                                 SHARES              AMOUNT
---------------------------------------------------------------------------
Shares sold                                   8,456,298        $120,886,872
Shares reinvested                                     -                   -
---------------------------------------------------------------------------
                                              8,456,298         120,886,872

---------------------------------------------------------------------------
Shares redeemed                              (5,814,821)        (81,316,077)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Net increase                                  2,641,477        $ 39,570,795
---------------------------------------------------------------------------


1/1/96 - 12/31/96                                SHARES              AMOUNT
---------------------------------------------------------------------------
Shares sold                                  14,550,350        $190,686,335
Shares reinvested                                    54                 762
---------------------------------------------------------------------------
                                             14,550,404         190,687,097

---------------------------------------------------------------------------
Shares redeemed                              (6,192,868)        (83,233,448)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Net increase                                  8,357,536        $107,453,649
---------------------------------------------------------------------------


NOTE 3    TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson Stephens Investment Management, L.P. ("RSIM"), an Investment advisory fee and an administrative services fee calculated respectively at an annual rate of 1.00% and 0.25% of the average daily net assets of the Fund. For the six months ended June 30, 1997, the Fund incurred investment advisory fees and administrative fees of $798,502 and $199,625, respectively. RSIM has voluntarily agreed to waive any annual operating expenses, excluding class-specific expenses, of the Fund's Class A shares and Class C shares exceeding an annual expense ratio of 1.95%. For the six months ended June 30, 1997, there was no expected reimbursement of the advisory fees and other expenses.

RSIM may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM from the Fund during the six months ended June 30, 1997.

b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $11,041 for the six months ended June 30, 1997.

c. DISTRIBUTION FEES:

The Fund has entered into agreements with Robertson, Stephens & Company LLC ("RS & Co.") for distribution services with respect to its Class A and Class C shares and has adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Fund's Board of Trustees. Under these Plans, RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at an annual rate of 0.25% and 0.75%, respectively, based on the average daily net assets attributable to each class of shares, although the Class C Plan contemplates payments at rate up to 1.00% of the Fund's average net assets attributable to Class C Shares. For the six months ended June 30, 1997, for Class A and for the period from April 1, 1997 (Commencement of Offering) through June 30, 1997 for Class C, the Fund incurred distribution fees of $199,625 and $0, respectively.

d. SHAREHOLDER SERVICING FEE:

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each fund. Under the plan, each fund pays fees to RS & Co. at an annual rate of up to 0.25% of the fund's average daily net assets of the Class C shares. The plan contemplates that financial institutions will enter into shareholder service agreements with RS & Co. to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from RS & Co. at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each fund for which the financial institution is the financial institution of record. For the period from April 1, 1997 (Commencement of Offering) through June 30, 1997, for Class C, the Fund incurred no shareholder servicing fees.

e. BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the six months ended June 30, 1997, the Fund paid brokerage commissions of $120 to RS & Co., which represented 0.01% of total commissions paid during the period.

NOTE 4    INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

At June 30, 1997, the cost of investments for federal income tax purposes was $112,057,272. Accumulated net unrealized appreciation on investments, excluding the foreign currency fluctuation associated with other assets and liabilities, was $6,248,666, consisting of gross unrealized appreciation and depreciation of $16,376,639 and $10,127,973, respectively.

b. INVESTMENT PURCHASES AND SALES:

For the six months ended June 30, 1997, the cost of investments purchased and the proceeds from investments sold (excluding options and short-term investments) were $125,053,245 and $91,146,849, respectively.

c. RESTRICTED SECURITIES:

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently reregistered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At June 30, 1997, the Fund held restricted securities with an aggregate value of $1,561,783, which represented 1.0% of the Fund's total assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraph 2.

                                                           SHARES                COST               VALUE         ACQUISITION
SECURITY                                                     (000)               (000)               (000)               DATE
-----------------------------------------------------------------------------------------------------------------------------
Altora Gold Corporation                                        25                 $14                 $19            11/25/96
Amarc Resources, Ltd.                                          65                  72                  68             7/17/97
Amarc Resources, Ltd.,
     Warrants                                                  65                  25                   6             7/17/96
China Industrial
     Minerals Company                                         640                 785                 960             4/25/97
Corona Goldfields, Inc.                                       413                 300                 299             6/18/96
St. Jude Resources, Ltd.                                       75                 210                 181             3/27/97
St. Jude Resources, Ltd.
     1/2 Warrants                                              75                  35                  29             3/27/97
-----------------------------------------------------------------------------------------------------------------------------
                                                                               $1,441              $1,562
-----------------------------------------------------------------------------------------------------------------------------


d. OPTIONS AND WARRANTS:

Options and warrants normally entitle the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period.

Options and warrants for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.

e. FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

NOTE 5    MERGER:

On June 8, 1997, BankAmerica Corporation ("BankAmerica") entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc., pursuant to which each of those entities would be merged into a subsidiary of BankAmerica. Upon the consummation of those mergers (expected to occur as early as September 30, 1997), BankAmerica will become the owner of the entire beneficial interest in RSIM, L.P. and RSIM, Inc.

ADMINISTRATION

OFFICERS AND TRUSTEES
G. Randy Hecht, Trustee
  President, Chief Executive Officer
Leonard B. Auerbach, Trustee
  President and Chairman of Auerbach Associates, Inc.
John W. Glynn, Jr., Trustee
  Principal and Chairman of
  Glynn Capital Management
James K. Peterson, Trustee
  Former Director of the IBM Retirement Funds
John P. Rohal, Trustee
  Managing Director and Director of Research, Robertson, Stephens & Co. Terry R. Otton
  Chief Financial Officer
Dana K. Welch
  Secretary

INVESTMENT ADVISER
Robertson, Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA


This report is submitted for the information of shareholders of The Robertson Stephens Global Natural Resources Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


Published August 29, 1997

Design: Broom & Broom, Inc., San Francisco
Photography: Jerry Orabona, Bill Zemanek

THE ROBERTSON STEPHENS MUTUAL FUNDS


In addition to THE GLOBAL NATURAL RESOURCES FUND, Robertson Stephens offers the following mutual funds:


THE CONTRARIAN FUND-TM-
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests primarily in publicly traded equities of developing countries, as well as in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND MID-CAP COMPANIES - Invests primarily in equity securities to create a portfolio broadly diversified over industries and companies. No load. Managed by John Wallace.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies
(predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Jim Callinan.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated or overlooked by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL VALUE FUND
APPLYING A CASH FLOW VALUE METHODOLOGY WORLDWIDE - Uses a methodology that combines traditional Graham & Dodd balancesheet analysis and cash flow analysis. No load. Managed by Andy Pilara.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE ATTEMPTING TO MANAGE RISK - Invests primarily in small- and mid-cap company stocks, as well as convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND-TM-
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR - Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION - Invests primarily in "micro-cap" companies with the potential for long-term capital appreciation. No load. Managed by David Evans.

THE PARTNERS FUND
A SMALL-CAP FUND USING A VALUE METHODOLOGY - This methodology combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR - Invests primarily in growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. No load. Managed by Ron Elijah.


Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

ROBERTSON STEPHENS & COMPANY

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104


FUND NEWS & INFORMATION


ROBERTSON STEPHENS INVESTOR SERVICES

-    Knowledgeable mutual fund representatives.

-    Automated access to daily net asset values.

-    Portfolio Manager Hotline, 24 hours a day.

1-800-766-3863


ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM


[LOGO]


ROBERTSON STEPHENS
ON THE WEB

HTTP://WWW.RSIM.COM


ROBERTSON STEPHENS
ACCOUNTLINK

-    Automated account information, 24 hours a day.

1-800-624-8025


FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as NatRes under the heading Robertson Stephens. Its computer quotation symbol is RSNRX.


The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.